Connecticut Water Service, Inc. NASDAQ: CTWS Investor Presentation March 2015

NASDAQ: CTWS www.ctwater.com 2 Forward Looking Statements Except for the historical statements and discussions, some statements contained in this presentation constitute “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward looking statements are based on current expectations and rely on a number of assumptions concerning future events, and are subject to a number of uncertainties and other factors, many of which are outside our control, that could cause actual results to differ materially from such statements. These forward-looking statements speak only as of the date of this presentation. Connecticut Water does not assume any obligation to update or revise any forward-looking statement made in this presentation or that may, from time to time, be made by or on behalf of the Company. Neither this presentation nor any verbal communication shall constitute an invitation or inducement to any person to subscribe for or otherwise acquire any Connecticut Water securities. For further information regarding risks and uncertainties associated with Connecticut Water’s business, please refer to Connecticut Water’s annual, quarterly and periodic SEC filings which can be found on the investor relations page of the company’s website www.ctwater.com and at www.sec.gov.

NASDAQ: CTWS www.ctwater.com 3 Connecticut Water Overview

NASDAQ: CTWS www.ctwater.com 4 Connecticut Water New England’s Largest Publicly Traded Water Utility Market Data As of 12/31/14 unless otherwise noted • $ 580.6 Million Total Enterprise Value1 • $ 403.3 Million Market Capitalization • $ 101.5 Million Total Revenues LTM2 • 94% Regulated, 6% Non-regulated • 73.7% 5 Year Total Shareholder Return3 • 2.8% Dividend Yield • Low Beta of 0.454 • S&P ‘A’ Rating (affirmed February 2015) Resources • 400,000 people served • 2,100 Miles of Pipeline • 265 Employees • 77 Communities • 123,000 regulated customers • $365.1 Million Rate Base5 CTWS: NASDAQ 1 Total enterprise value is calculated as (Market cap + Long-Term Debt (including current portion) +Preferred stock) - Cash (Reconciliation in Appendix). 2 Last Twelve Months (LTM) 3 Total Shareholder Return is the return to an investor that includes stock price change and the reinvestment of dividends over a specific period. 4 Beta measures the volatility of a security relative to the overall market. A beta of less than one indicates lower risk than the market; a beta of more than one indicates higher risk than the market. Source: Yahoo Finance 5 Rate Base value is calculated as (Net Utility Plant + Materials and Supplies + Working Capital Adjustment) – (Advances for Construction + Unamortized Contributions in Aid of Construction + Deferred Federal and State Income Taxes + Unamortized Investment Tax Credits).

NASDAQ: CTWS www.ctwater.com 5 CTWS Creates Shareholder Value Strong Core Business plus Best In Class Tools for Success Strong Predictable Revenue (WRA) Minimal Regulatory Lag (WICA, WISC) Effective Expense Management

# Connecticut Water Value Proposition

**Diversified, Regulated Utility Business**

- Regionally focused, regulated water utilities (93% regulated earnings)
- Maine acquisitions provide diversified, multi-state utility base and greater business scale
- Constructive regulatory environment with attractive investment recovery mechanisms

**Low Risk, Regulated Growth Plan**

- Conservative growth strategy focused on utility infrastructure investment
- Proven track record executing accretive acquisitions
- Complementary, low-risk, non-regulated utility services business

**Strong Financial Profile**

- Focus on maintaining a strong balance sheet and liquidity
- "A" credit rating from S&P (as of February 19, 2015)
- Balanced approach to financing growth and prudent operating cost management
- Consistently raised dividend payments for 45+ consecutive years

**Operational Excellence**

- High-quality, well-maintained asset system
- Experienced management team with an average of 25 years utility experience
- ≥ 85% customer satisfaction distinction in each of the last 14 years (GreatBlue – Independent Research Firm)

Connecticut Water NASDAQ: CTWS www.ctwater.com 6

NASDAQ: CTWS www.ctwater.com 7 • Prudent acquisitions of other water systems • CapEx investment in water utility infrastructure and earning a return “of and on” that investment • Constructive regulatory relations with state commissions to align customer and shareholder interests • Supplement regulated earnings with low risk, core water utility services where a competitive advantage exists Our Growth Strategy

NASDAQ: CTWS www.ctwater.com 8 1 After tax return in Connecticut Regulated Model Earnings Growth CapEX Drives Earnings Invest in Water Plant $70.00 Capitalize 50% with Debt $35.00 Capitalize 50% with Equity (1 share of CTWS) $35.00 9.75% 1 Regulatory Return on Equity (per new share of CTWS) $3.41 2014 Earnings per Share $1.95

NASDAQ: CTWS www.ctwater.com 9 Regulated Business • 93% of net income attributable to regulated operations • Core regulated subsidiaries: – Connecticut Water Company (CWC) – Maine Water Company (MWC) • 123,000 utility customers (~90% residential) • 2,100 miles of pipe • 239 active wells / 25 surface water supplies • Safe, dependable yield = 176 million gallons/day • 80% safe yield from surface water supplies • Rate Base $365.1 Million as of 12/31/14 – $316.6 M in Connecticut – $48.5 M in Maine • 265 employees Connecticut Presence Maine Presence

NASDAQ: CTWS www.ctwater.com 10 Water Infrastructure Investment The Need is There! • Approximately 1 million miles of water pipe in the U.S. • More than 650 water main breaks occur each day in the U.S. according to estimates • American Water Works Association (AWWA) estimates that $1 trillion in pipe replacement is needed over the next 25 years – $1.7 trillion in pipe replacement by 2050 Source: American Society of Civil Engineers and AWWA

NASDAQ: CTWS www.ctwater.com 11 Infrastructure Investment Drives Rate Base Growth • Attractive, near-term regulated growth opportunities through investment in core infrastructure • Strategy to balance investment and rate recovery time • Approximately $143 million of identified infrastructure investment (2015 – 2017) 2015 Planned Capital Spending Capital Expenditures / WICA & WISC Expenditures ($ in millions) Annual WICA/WISC $3.4 $10.1 $13.2 $14.0 $13.4 $13.7 $21.4 $15.6 $19.9 $27.6 $26.2 $22.9 $24.7 $32.7 $45.0 $55.1 $0.0 $15.0 $30.0 $45.0 $60.0 $75.0 2008 2009 2010 2011 2012 2013 2014 2015E WICA/WISC $15.8MM 28.6% Treatment 21.9MM 39.7% Non-WICA/WISC $5.6MM 10.1% IT $4.2MM 7.6% Other $6.1MM 11.1% Facilities $1.6MM 2.9% Total CapEx

NASDAQ: CTWS www.ctwater.com 12 Constructive Regulatory Environment Connecticut Maine Infrastructure Surcharge Program   Single Tariff  Revenue Decoupling  6 Month Rate Case  Streamlined Rate Case 

NASDAQ: CTWS www.ctwater.com 13 Wins for Both Shareholders & Customers • 2013 Settlement Agreement in CT: – Federal repair deduction refund returned to customers ($12 million) – Water Revenue Adjustment established in 2013 – General rate case “stay out” until 2015 – WICA • Reset to zero • Then current surcharge of 7.89% rolled into base rates • WICA investment continues • Federal Repair Tax Deduction – Method change adoption in CT – Permission requested in ME • Refund used to lower rate request/refunded to Maine Water customers

NASDAQ: CTWS www.ctwater.com 14 CTWS Acquisitions: Opportunity for Growth • Industry leading acquisitions since 2012 • 32,000 customers, 35% growth, through acquisitions of Aqua Maine and the Biddeford & Saco Water Company • 60 total water system acquisitions in 25 years – over 40 in the past 7 years • With over 800 separate water systems and over 300 wastewater operations, Connecticut and Maine are attractive acquisition markets

NASDAQ: CTWS www.ctwater.com 15 Recent Acquisitions  Aqua Maine – Closed January 1, 2012 – $53.5 million enterprise value (100% cash consideration) – 16,000 Maine customers – Retained highly regarded local management team • Biddeford and Saco Water Company – Closed December 10, 2012 – $19.8 million enterprise value (stock-for-stock consideration) – 15,500 Maine customers – Merged into Maine Water in 2014 – November 2014 rate case settled through Stipulation Agreement in March 2015 • 76.5% of revenue increased requested was approved • Rate Base of Maine acquisitions is approximately $48.5 million as of 12/30/14

NASDAQ: CTWS www.ctwater.com 16 • Selected as long-term water provider for UConn and surrounding area – Acquiring 150+ off-campus customers served by University – Supplemental source of supply for growing university • Securing necessary regulatory permits • Locks in expanded service area Expanding Service

NASDAQ: CTWS www.ctwater.com 17 UConn/Mansfield Existing Service Area UConn Mansfield Pipeline

NASDAQ: CTWS www.ctwater.com 18 Efficiently Managing Costs Win for Shareholders and Customers • Manage Employee Benefits – Closed plans to new hires – Subsidizing prescription drug coverage • Repair Tax Adoption • Manage Interest Expense • Consolidation of corporate functions in Maine • Procurement initiative • Ongoing expense control program – Led by senior managers more than $2.7 million in sustained O&M expense reductions offsetting other increases (2011 – 2014)

NASDAQ: CTWS www.ctwater.com 19  New England Water Utility Services (NEWUS) in Connecticut and Maine Water in Maine provide a variety of complementary water- and wastewater-related utility services to residential, commercial, industrial, and municipal clients ◦ Contract operation of water and wastewater systems for other utilities, businesses, municipalities, and the University of Connecticut’s Storrs campus (80 client contracts) ◦ Linebacker® program (>21,000 residential customers enrolled)  Offers basic and expanded plans to include water service line, wastewater line and in-home plumbing  Pilot to non-customers in 2015 Low Risk Non-Regulated Business Services & Rentals Segment Net Income ($ in millions) Highlights  Complementary geographic focus (Connecticut and Maine)  Low risk, fee-based revenue  No capital at risk $0.9 $1.0 $1.4 $1.5 $1.5 $0.0 $0.5 $1.0 $1.5 $2.0 2010 2011 2012 2013 2014

FINANCIAL OVERVIEW

NASDAQ: CTWS www.ctwater.com 21 $59.4 $66.4 $69.4 $83.8 $91.5 $94.0 $35 $50 $65 $80 $95 2009 2010 2011 2012 2013 2014 88,534 89,204 90,023 121,791 121,768 123,071 75,000 85,000 95,000 105,000 115,000 125,000 2009 2010 2011 2012 2013 2014 Consistent Financial Performance Customers Operating Revenue (in millions) CAGR 7% CAGR 10%

NASDAQ: CTWS www.ctwater.com 22 High Quality Earnings $10.2 $9.8 $11.3 $13.6 $18.2 $21.3 $5 $10 $15 $20 $25 2009 2010 2011 2012 2013 2014 Net Income $1.19 $1.14 $1.31 $1.55 $1.68 $1.95 $0.75 $1.00 $1.25 $1.50 $1.75 $2.00 2009 2010 2011 2012 2013 2014 Earnings Per Share (in millions) CAGR 16% CAGR 10%

NASDAQ: CTWS www.ctwater.com 23 Stable & Growing Dividend • Dividend yield 2.8% as of 3/16/15 • Dividend paid without interruption or reduction for 235 consecutive quarters • Increased dividend payments for 45+ consecutive years • 2014 Dividend Payout Ratio = 52% Annual Dividend $0.855 $0.865 $0.88 $0.90 $0.92 $0.94 $0.96 $0.98 $1.01 $1.03 $0.80 $0.90 $1.00 2006 2007 2008 2009 2010 2011 2012 2013 2014 Current Annualized On March 16, 2015, a dividend of $0.2575 per common share was paid to shareholders of record as of March 2, 2015.

NASDAQ: CTWS www.ctwater.com 24 Performance 11.1% 12.6% 9.8% 0% 2% 4% 6% 8% 10% 12% 14% CTWS S&P Utility Sector Peer Average Average Annual 5 Year Total Shareholder Return @ 12/31/14 1 Connecticut Water delivered an average annual 5 year total return to shareholders (assuming reinvestment of dividends) of 11.1% for the five-year period 2010–2014 according to Standard & Poor’s. 1 Small Cap peers (ARTNA, MSEX, SJW, YORW)

NASDAQ: CTWS www.ctwater.com 25 $24.77 $27.88 $27.13 $29.78 $35.51 $36.29 $20.00 $24.00 $28.00 $32.00 $36.00 $40.00 2009 2010 2011 2012 2013 2014 Stock Price CAGR 8% Closing Stock Price on 12/31

NASDAQ: CTWS www.ctwater.com 26 CTWS Creates Shareholder Value Strong Core Business plus Best In Class Tools for Success Strong Predictable Revenue (WRA) Minimal Regulatory Lag (WICA, WISC) Effective Expense Management

NASDAQ: CTWS www.ctwater.com 27 Our Vision… Serving our Customers, Shareholders and Employees at World Class Levels Appendix

NASDAQ: CTWS www.ctwater.com 28 Company Strategy Environment Shareholders/Growth Customers Employees  Passionate about stewardship of water  Protect and manage water and watershed for sustainability to serve current and future generations  Harness power of WRA to reduce carbon footprint and resource consumption  Business is water service – not selling water  Leverage regulatory compact  Infrastructure investment and earning a return “of and on” investment  Low risk, supplemental non-regulated earnings  Maintain constructive regulatory relationships  Deliver acquisitions that deliver shareholder value  Provide high-quality water  Responsive and courteous service  High level of community engagement  Deliver world-class service  Customer satisfaction is a compensation metric for all employees  Passionate employees delivering a life sustaining service  Values-based, team-oriented approach  Employee satisfaction is executive compensation metric  Safe and secure workplace

NASDAQ: CTWS www.ctwater.com 29 Conservative Financial Management • S&P credit rating: ‘A’/Stable (as of February 2015) • No near-term debt maturities/ Equity offerings (excluding on-going Dividend Reinvestment Plan) • Balanced debt-equity ratio • 73.7% Total Shareholder Return over a 5 year period (2010 – 2014)

NASDAQ: CTWS www.ctwater.com 30 Solid Financial Foundation • S&P credit rating: A (as of February 2015) • No near-term debt maturities • Balanced debt-equity ratio Long-Term Debt to Capitalization Ratio 2 49.5% 53.2% 49.0% 46.9% 45.7% 30% 45% 60% 2010 2011 2012 2013 2014

NASDAQ: CTWS www.ctwater.com 31 • Invest and maintain infrastructure to deliver high quality water and reliable service • Responsive and Courteous Service • Leverage technology to drive convenience and efficiency • Customer Satisfaction! – World Class 14 straight years Customer Strategy

NASDAQ: CTWS www.ctwater.com 32 • Leadership is a privilege • Values based • Team & service oriented Professionals • “Satisfied Employees Satisfy Customers” • Employee Satisfaction – Executive Compensation Metric Employee Strategy

NASDAQ: CTWS www.ctwater.com 33 Environmental Strategy • Leverage CT’s Water Revenue Adjustment (WRA) to promote water conservation • Donate/sell unneeded land as protected open space • Replace aging pipe, valves and pumps to conserve natural resources • Aggressively manage energy usage • Invest in and protect watershed lands

NASDAQ: CTWS www.ctwater.com 34 Recent Regulatory & Legislative Developments • WRA in CT – Revenue certainty regardless of water sales – “Service rather than sales” • Expanded WICA in CT – Cap between cases raised to 10% – Eligibility expanded

NASDAQ: CTWS www.ctwater.com 35  6 month regulatory timeline (shortest of all states)  Water Infrastructure and Conservation Adjustment (WICA)  Expanded in 2013  Water Revenue Adjustment enacted in 2013  2013 Settlement Agreement  Allowed ROE = 9.75% Constructive Regulatory Environments  Streamlined rate approach with fair and balanced results  Virtually all cases “Settled”  Water Infrastructure Surcharge (WISC)  Nearly all plant eligible  Allowed ROE = 9.5% to 10% CT Public Utilities Regulatory Authority ME Public Utilities Commission

NASDAQ: CTWS www.ctwater.com 36 Infrastructure Recovery Mechanisms Connecticut (WICA) Maine (WISC)  Water Infrastructure and Conservation Adjustment  1st used in 2009  DSIC–type infrastructure recovery mechanism  5.0% annual cap  10% maximum adjustment  $13 – $15 million per year in pipeline replacement  Current surcharge 1.59%  Water Infrastructure Charge  1st used in 2014  DSIC–type infrastructure recovery mechanism  Annual Cap 6% to 10% depending on size of water system  10% to 20% maximum adjustment depending on size of water system  $2 - $3 million per year in pipeline replacement  Surcharge varies by water system

NASDAQ: CTWS www.ctwater.com 37 Selected Income Statement 12 Months Ended December 31, 2014 (In thousands except per share amounts) Operating Revenues $94,020 Other Water Activities Revenues 1,496 Real Estate Revenues 243 Service and Rentals Revenues 5,784 Total Revenues $101,543 Operating Expenses $68,856 Other Utility Income, Net of Taxes $833 Total Utility Operating Income $25,997 Gain (Loss) on Property Transactions, Net of Taxes $50 Non-Water Sales Earnings (Services and Rentals), Net of Taxes $1,471 Net Income $21,319 Net Income Applicable to Common Shareholders $21,281 Basic Earnings Per Average Common Share $1.95 Diluted Earnings Per Average Common Share $1.92 Basic Weighted Average Common Shares Outstanding 10,893 Diluted Weighted Average Common Shares Outstanding 11,091 Book Value Per Share $18.83

NASDAQ: CTWS www.ctwater.com 38 Condensed Balance Sheet 12 Months Ended December 31, 2014 (In thousands) ASSETS Net Utility Plant $506,939 Current Assets 36,168 Other Assets 128,082 Total Assets $671,189 CAPITALIZATION AND LIABILITIES Shareholders’ Equity $209,451 Preferred Stock 772 Long-Term Debt 176,601 Current Liabilities 23,622 Other Liabilities and Deferred Credits 176,372 Contributions in Aid of Construction 84,371 Total Capitalization and Liabilities $671,189

NASDAQ: CTWS www.ctwater.com 39 Reconciliation of Enterprise Value Market Capitalization 12/31/14 (NASDAQ) $403,276,000 + Long-Term Debt (CTWS Form 10-K filed 3/16/15) 176,601,000 + Current Portion of Long-Term Debt (CTWS Form 10-K filed 3/16/15) 2,457,000 + Preferred Stock (CTWS Form 10-K filed 3/16/15) 772,000 - Cash/Cash Equivalents (CTWS Form 10-K filed 3/16/15) - 2,475,000 Enterprise Value $580,631,000 Connecticut Water’s annual, quarterly and periodic SEC filings which can be found on the investor relations page of the company’s website www.ctwater.com and at www.sec.gov under ticker symbol CTWS

NASDAQ: CTWS www.ctwater.com 40 Water, the basic ingredient of Life…